Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Group Ltd. (the "Company"), hereby constitutes and appoints Gerald L. Radke and James F. Dore, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2001, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 12 day of February, 2002.

                                                          /s/ F. Sedgwick Browne
                                                          -------------------
                                                          F. Sedgwick Browne

Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Group Ltd. (the "Company"), hereby constitutes and appoints Gerald L. Radke and James F. Dore, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2001, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of February, 2002.


                                                            /s/ Robert Fiondella
                                                            --------------------
                                                            Robert Fiondella

Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Group Ltd. (the "Company"), hereby constitutes and appoints Gerald L. Radke and James F. Dore, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2001, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 12 day of February, 2002.


                                                            /s/ Bernard Kelly
                                                            ------------------
                                                            Bernard Kelly

Exhibit 24




                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Group Ltd. (the "Company"), hereby constitutes and appoints Gerald L. Radke and James F. Dore, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2001, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof

         IN WITNESS WHEREOF, I have hereunto set my hand this 12 day of February, 2002.


                                                          /s/ Franklin D. Haftl
                                                          ----------------------
                                                          Franklin D. Haftl

Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Group Ltd. (the "Company"), hereby constitutes and appoints Gerald L. Radke and James F. Dore, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2001, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 12 day of February, 2002.


                                                          /s/ Wendy Luscombe
                                                          ----------------------
                                                          Wendy Luscombe

Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Group Ltd. (the "Company"), hereby constitutes and appoints Gerald L. Radke and James F. Dore, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2001, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 12 day of February, 2002.


                                                        /s/ Philip R. McLoughlin
                                                        ------------------------
                                                        Philip R. McLoughlin

                                                                     Exhibit 24


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Group Ltd. (the "Company"), hereby constitutes and appoints Gerald L. Radke and James F. Dore, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2001, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2002.


                                                   /s/ Halbert D. Lindquist
                                                   --------------------------
                                                   Halbert D. Lindquist

                                                                     Exhibit 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Group Ltd. (the "Company"), hereby constitutes and appoints Gerald L. Radke and James F. Dore, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2001, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of March, 2002.


                                            /s/ David W. Searfoss
                                            --------------------------------
                                            David W. Searfoss